UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

Group 1 Automotive, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13461	76-0506313
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Gessner, Suite 500

Houston, Texas 77024

(Address of principal executive offices) (Zip code)

(713) 647-5700

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2018, the Board of Directors (the “Board”) of Group 1 Automotive, Inc., a Delaware corporation (the “Company”), appointed Anne Taylor to the Board.

There are no understandings or arrangements between Ms. Taylor and any other person pursuant to which Ms. Taylor was selected to serve as a director of the Board. There are no relationships between Ms. Taylor and the Company or any of its subsidiaries that would require disclosure pursuant to Item 404(a) of Regulation S-K.  As of the date hereof, the committees of the Board on which Ms. Taylor will serve have not been determined.

Ms. Taylor will receive compensation for her service as a member of the Board that is consistent with the compensatory arrangements the Company has in place with its other non-employee directors. On September 5, 2018, she received a pro-rata award of 807 shares of restricted stock valued at $61,420.77 (pro-rated from $190,000), for the equity portion of her Board retainer, which will vest on March 5, 2019. In the event that Ms. Taylor’s membership on the Board is terminated for cause, she, for no consideration, will forfeit to the Company all of her unvested restricted stock. Any unvested restricted stock may not be sold or otherwise transferred.

A copy of the press release announcing Ms. Taylor's appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 5, 2018, the Company, announced Ms. Taylor’s appointment to the Board.  A copy of the press release announcing Ms. Taylor's appointment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

As provided in General Instruction B.2. of Form 8-K, the information in the press release attached as Exhibit 99.1 and incorporated by reference in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

99.1 Press Release of Group 1 Automotive, Inc., dated as of September 5, 2018.

Exhibit Index

Exhibit Number	Description

99.1	Press Release of Group 1 Automotive, Inc., dated as of September 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Group 1 Automotive, Inc.

Date: September 7, 2018	By:	/s/ Darryl M. Burman
Name: Darryl M. Burman
Title: Sr. Vice President

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